OTHER EXPENSE (INCOME), NET	12 Months Ended
Dec. 31, 2014
Other Income and Expenses [Abstract]
OTHER EXPENSE (INCOME), NET
OTHER EXPENSE (INCOME), NET

Other expense (income), net, consists of the following:

	December 31,
(in thousands)	2014	2013	2012

Foreign exchange transaction losses	$1,342	$8,982	$2,679
Other (income) expense, net	(1,433)	(653)	490
Total other expense (income), net	$(91)	$8,329	$3,169

Foreign exchange transaction losses for the year ended December 31, 2014, included approximately $1.1 million of interest income and fair value gains on non-designated hedges. For exchange transaction losses for the year ended December 31, 2013, included approximately $6.9 million of interest expense and fair value losses on non-designated hedges, respectively. Foreign exchange transaction losses for the year ended December 31, 2012, included approximately $1.3 million of interest expense on non-designated hedges.